UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2019

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Stock Incentive Plan

On May 23, 2019, Curis, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated 2010 Stock Incentive Plan (the “Third Amended and Restated 2010 Plan”) to reserve an additional 4,700,000 shares of common stock, $0.01 par value per share, of the Company (the “common stock”) for issuance under the plan, increasing the total number of shares of common stock authorized for issuance thereunder from 6,190,000 shares to 10,890,000 shares. The other terms of the Third Amended and Restated 2010 Plan remain unchanged.

The foregoing description of the Third Amended and Restated 2010 Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated 2010 Plan, as amended, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of the Company’s common stock from 67,500,000 shares to 101,250,000 shares. The additional common stock authorized by the Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on May 23, 2019.

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 11, 2019:

1: The following nominee was elected to the Company’s Board as a Class II director for a term of three years expiring at the 2022 annual meeting of stockholders.

Name	For	Withheld	Broker Non-Votes
Marc Rubin, M.D.	12,594,215	1,075,264	13,510,861

2: An amendment to the Company’s Third Amended and Restated 2010 Stock Incentive Plan to reserve an additional 4,700,000 shares of common stock for issuance under the plan, increasing the total number of shares of common stock authorized for issuance thereunder from 6,190,000 shares to 10,890,000 shares, was approved:

For	Against	Abstain	Broker Non-Votes
11,833,609	1,735,342	100,528	13,510,861

3: An amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 67,500,000 shares to 101,250,000 shares was approved:

For	Against	Abstain
22,800,607	3,857,230	522,503

4: A nonbinding advisory proposal on the compensation of the Company’s named executive officers was approved:

For	Against	Abstain	Broker Non-Votes
12,771,715	770,522	127,242	13,510,861

5: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified:

For	Against	Abstain
26,333,425	671,791	175,124

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

  3.1     Certificate of Amendment of Restated Certificate of Incorporation of Curis, Inc.

99.1    Third Amended and Restated 2010 Stock Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: May 30, 2019	By:	/s/ James E. Dentzer
James E. Dentzer
President and Chief Executive Officer